                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.4


           INDEX TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Unaudited Pro Forma Combined Financial Information                       P-2
Unaudited Pro Forma Combined Statements of Operations                    P-3
Notes to Unaudited Proforma Combined Statements of Operations            P-5
Unaudited Pro Forma Combined Balance Sheet                               P-6
Notes to Unaudited Pro Forma Combined Balance Sheet                      P-7

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

                  The following unaudited pro forma combined financial information is based on our historical financial statements, adjusted to give effect to the following:

         -        our acquisition of Valtra;

         - the issuance of $201.3 million 1 3/4% Convertible Senior Subordinated Notes;

         - the refinancing of our existing $350.0 million revolving credit facility with a new $300.0 million revolving credit facility and a new $450.0 million term loan facility;

         -        and interim bridge financing of approximately $100.0 million.

                  The pro forma combined statements of operations data for the year ended December 31, 2002 and the nine months ended September 30, 2003 give effect to the above transactions as if the transactions occurred as of January 1, 2002. The pro forma combined balance sheet data gives effect to the above transactions as if the transactions had occurred on September 30, 2003. The pro forma financial information has been presented with separate subtotals to show the effect of the Valtra acquisition and the issuance of the 1 3/4% Convertible Senior Subordinated Notes and bridge financing as well as the new revolving credit and term loan facilities.

                  The pro forma adjustments are described in the accompanying notes and are based on available information and assumptions that our management believes are reasonable. The pro forma financial statements do not purport to represent our results of operations or financial position for any future period or as of any date. The pro forma financial statements should be read in conjunction with our historical consolidated financial statements and the related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in our Annual Report on Form 10-K for the year ended December 31, 2002, and Valtra's historical combined financial statements and the related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in this document.

                  The Valtra acquisition will be accounted for in accordance with Statement of Financial Accounting Standards, or SFAS, No. 141, "Business Combinations," and accordingly, we will allocate the purchase price to the assets acquired and liabilities assumed based on their respective fair values as of the closing of the acquisition which will be determined based on valuations and other studies that are currently in process. A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying pro forma combined financial information based on estimates and preliminary results of valuations and studies performed to date. The actual allocation of the purchase price and the resulting effect on income from operations may differ materially from the pro forma amounts included herein. Except as explained in the notes to the Unaudited Pro Forma Combined Balance Sheet, we have assumed that the current recorded book value of Valtra's assets and liabilities approximate their fair value. Once we have access to Valtra's detailed asset records, we will make an allocation of the purchase price to these assets based on detailed valuations, which may change the amounts of currently recorded book values of Valtra's assets and liabilities thereby changing the amount of goodwill reflected in these pro forma financial statements. In addition, we will review the estimated remaining lives of the assets, which may affect the resulting depreciation and amortization relating to these assets, and accordingly, may affect net earnings and the pro forma results of operations included herein.

                  During 2002, Kone Corporation acquired Partek Corporation, which included Valtra. Under accounting standards generally accepted in Finland, Kone was not required to push down the purchase accounting adjustments to the Valtra businesses acquired. As part of the conversion to accounting principles generally accepted in the United States, the combined historical financial statements of the Valtra Group were modified to reflect the new basis of accounting established for the acquired assets and liabilities based upon their estimated fair values at August 1, 2002 in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations."

              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                          Valtra Historical
                                                    ------------------------------
                                                    (Predecessor)   |  (Successor)
                                                      January 1,    |   August 1,
                                                        2002        |     2002
                                                       through      |    through         Pro  Forma      Pro Forma
                                                      July 31,      |   December        Acquisition      Financing      Pro Forma
                                        AGCO            2002        |   31, 2002        Adjustments     Adjustments     Combined
                                      --------      -------------   |  -----------      -----------     -----------     ---------
Net sales                             $2,922.7      $       386.6   |  $     315.6      $     (11.0)(3) $        --     $ 3,613.9
Cost of goods sold                     2,390.9              319.1   |        258.7             (0.7)(1)          --       2,958.7
                                                                    |                          (2.3)(2)
                                                                    |                         (11.0)(3)
                                                                    |                           2.7 (5)
                                                                    |                           2.9 (7)
                                                                    |                          (1.6)(8)
                                      --------      -------------   |  -----------      -----------     -----------     ---------
   Gross profit                          531.8               67.5   |         56.9             (1.0)             --         655.2
                                                                    |
Selling, general and                                                |
  administrative expenses                282.4               40.4   |         32.2              2.3 (2)          --         354.8
                                                                    |                          (0.1)(4)
                                                                    |                          (2.7)(5)
                                                                    |                           0.3 (8)
Engineering expenses                      57.2                7.0   |          4.9             (0.1)(8)          --          69.0
Restricted stock compensation                                       |
  expense                                 44.1                 --   |           --                               --          44.1
Restructuring and other infrequent                                  |
  expenses                                42.7                 --   |           --              0.1 (4)          --          42.8
Amortization of intangibles                1.4                 --   |          4.8              7.5 (9)          --          13.7
                                      --------      -------------   |  -----------      -----------     -----------     ---------
         Income from operations          104.0               20.1   |         15.0             (8.3)             --         130.8
                                                                    |
Interest expense, net                     57.4                1.7   |          1.4                             36.1 (11)     96.6
Other expense, net                        20.8                0.1   |          1.1              0.7 (1)          --          22.7
                                      --------      -------------   |  -----------      -----------     -----------     ---------
Income before income taxes,                                         |
  equity in net earnings (loss) of                                  |
  affiliates and cumulative effect                                  |
  of a change in accounting principle     25.8               18.3   |         12.5             (9.0)          (36.1)         11.5
                                                                    |
Income tax provision (benefit)            99.8                5.8   |        (41.2)            36.6 (6)       (12.6)(12)     85.2
                                                                    |                          (3.2)(10)
                                      --------      -------------   |  -----------      -----------     -----------     ---------
(Loss) income before equity in net                                  |
  earnings (loss) of affiliates                                     |
  and cumulative effect of a change                                 |
  in accounting principle                (74.0)              12.5   |         53.7            (42.4)          (23.5)        (73.7)
                                                                    |
Equity in net earnings (loss) of                                    |
  affiliates                              13.7               (0.1)  |          0.1               --              --          13.7
                                      --------      -------------   |  -----------      -----------     -----------     ---------
(Loss) income before cumulative                                     |
  effect of a change in accounting                                  |
  principle                           $  (60.3)     $        12.4   |  $      53.8      $     (42.4)    $     (23.5)    $   (60.0)
                                      ========      =============   |  ===========      ===========     ===========     =========
Net (loss) income per common share:
  Basic:
     (Loss) income before cumulative
       effect of a change in
       accounting principle           $  (0.81)                                                                         $   (0.81)
                                      ========                                                                          =========
  Diluted:
     (Loss) income before
       cumulative effect of a
       change in accounting principle $  (0.81)                                                                         $   (0.81)
                                      ========                                                                          =========

Weighted average number of common
  and common equivalent shares
  outstanding:
     Basic                                74.2                                                                               74.2
                                      ========                                                                          =========
     Diluted                              74.2                                                                               74.2
                                      ========                                                                          =========

       See Notes to Unaudited Pro Forma Combined Statements of Operations

              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2003
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                    Pro Forma           Pro Forma
                                                                                   Acquisition          Offering         Pro Forma
                                                     AGCO           Valtra         Adjustments         Adjustments       Combined
                                                   --------       -----------      -----------         -----------       --------
Net sales                                          $2,460.2       $     695.1      $      (8.6)(3)     $        --       $3,146.7
Cost of goods sold                                  2,019.7             565.5              0.4 (1)              --        2,577.7
                                                                                          (0.7)(2)
                                                                                          (8.6)(3)
                                                                                           3.3 (5)
                                                                                          (1.9)(8)
                                                   --------       -----------      -----------         -----------       --------
   Gross profit                                       440.5             129.6             (1.1)                 --          569.0

Selling, general and administrative
expenses                                              239.6              68.7              0.7 (2)              --          305.8
                                                                                          (0.1)(4)
                                                                                          (3.3)(5)
                                                                                           0.2 (8)
Engineering expenses                                   51.3              13.0             (0.1)(8)              --           64.2
Restricted stock compensation
  expense                                               0.5                --               --                  --            0.5
Restructuring and other infrequent
  expenses                                             27.8                --              0.1 (4)              --           27.9
Amortization of intangibles                             1.3               9.6              1.0 (9)              --           11.9
                                                   --------       -----------      -----------         -----------       --------

     Income from operations                           120.0              38.3              0.4                  --          158.7

Interest expense, net                                  45.7               2.9               --                21.9 (11)      70.5
Other expense, net                                     19.2               1.3             (0.4)(1)              --           20.1
                                                   --------       -----------      -----------         -----------       --------

Income before income taxes
    and equity in net earnings (loss)
    of affiliates                                      55.1              34.1              0.8               (21.9)          68.1

Income tax provision (benefit)                         24.9              16.7            (13.3)(6)            (7.7)(12)      20.9
                                                                                           0.3 (10)
                                                   --------       -----------      -----------         -----------       --------

Income before equity in net
    earnings (loss) of affiliates                      30.2              17.4             13.8               (14.2)          47.2


Equity in net earnings (loss) of affiliates            14.4              (0.2)              --                  --           14.2
                                                   --------       -----------      -----------         -----------       --------

Net income                                         $   44.6       $      17.2      $      13.8         $     (14.2)      $   61.4
                                                   ========       ===========      ===========         ===========       ========

Net income per common share:
   Basic                                           $   0.59                                                              $   0.82
                                                   ========                                                              ========
   Diluted                                         $   0.59                                                              $   0.81
                                                   ========                                                              ========

Weighted average number of common and common
  equivalent shares outstanding:
     Basic                                             75.1                                                                  75.1
                                                   ========                                                              ========
     Diluted                                           75.6                                                                  75.6
                                                   ========                                                              ========

      See Notes to Unaudited Pro Forma Combined Statements of Operations.

         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

(1) To reclassify Valtra's exchange gains and losses from cost of goods sold to other expense, net to conform with our presentation.
(2) To reclassify Valtra's bad debt expense from cost of goods sold to selling, general and administrative expenses to conform with our presentation.
(3) To eliminate sales and purchases between Valtra and AGCO during the respective periods.
(4) To reclassify restructuring expenses from selling, general and administrative expenses to restructuring and other infrequent expenses to conform with our presentation.
(5) To reclassify shipping and handling costs from selling, general and administrative expenses to cost of goods sold to conform to our presentation.
(6) To eliminate a deferred tax benefit during 2002 and the related deferred tax provision during 2003 associated with the sale of Valtra's Brazilian operations internally within Kone Corporation; this net deferred tax asset will not be acquired by AGCO.
(7) To reflect the non-recurring charge resulting from the write-up of inventories to their estimated fair value. See Note 4 to the Unaudited Pro Forma Combined Balance Sheet.
(8) To reflect the change in depreciation expense from adjusting certain property, plant and equipment to estimated fair market value.
(9) To reflect the increase in the amortization of certain identifiable intangible assets resulting from the preliminary purchase price allocation of the net assets acquired in the acquisition assuming the following estimated fair values (in millions) and amortization periods (see Note 6 to the Unaudited Pro Forma Combined Balance Sheet):

              Technology and know-how    $ 39.2          3.5 to 7 years
              Tradenames                    1.1          10 years
              Trademarks                   40.5          indefinite
              Dealer network               53.2          10 years
              Customer relationships       14.9          10 years
                                         ------
                                         $148.9
                                         ======

(10) To reflect an income tax provision for the net pro forma acquisition adjustments.
(11) To adjust interest expense in connection with the issuance of the 1 3/4% Convertible Senior Subordinated Notes, the bridge loan financing, and the new revolving credit and term loan facilities as follows (in millions):

                                                                                      2002        2003
                                                                                     ------      ------
Elimination of historical interest expense on the Revolving Credit
    Facility at a weighted average borrowing rate of 4.8% and 4.0%,
    respectively                                                                     $ (8.6)     $ (8.6)
Elimination of amortization of Revolving Credit Facility deferred
    financing costs                                                                    (1.7)       (1.3)
Elimination of amortization of Bridge Loan deferred commitment fee
    financing costs                                                                      --        (0.4)
Interest resulting from New Revolving Credit Facility at a weighted
    average borrowing rate of 4.0% and 3.5%, respectively                               7.2         7.4
Interest resulting from New Term Loan Facility at a weighted average
    borrowing rate of 4.3% and 3.7%, respectively                                      19.1        12.5
Interest resulting from 1 3/4% Convertible Senior Subordinated Notes                    3.5         2.6
Interest resulting from Bridge Loan Facility at a weighted average
    borrowing rate of 8.375%                                                            8.4         6.3
Amortization of the estimated deferred financing costs associated with the Term Loan Facility and the 1 3/4% Convertible Senior Subordinated
    Notes                                                                               2.5         1.9
Amortization of the estimated deferred financing costs associated with
    the Bridge Loan financing                                                           3.6          --
Amortization of the estimated deferred financing costs associated with the New Revolving Credit Facility.  The pro forma adjustment excludes the write-off of unamortized debt issuance costs related to the existing revolving credit facility of approximately $0.6 million as of September 30, 2003, which will be recorded upon the
    closing of the new revolving credit facility.                                       2.1         1.5
                                                                                     ------      ------
                                                                                     $ 36.1      $ 21.9
                                                                                     ======      ======

(12) To reflect an income tax provision for the net pro forma adjustments related to the issuance of the 1 3/4% Convertible Senior Subordinated Notes, the bridge loan financing, and the new revolving credit and term loan facilities.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2003
                                  (IN MILLIONS)

                                                                           Pro  Forma        Pro Forma
                                                                          Acquisition        Offering        Pro Forma
                                                   AGCO      Valtra (1)   Adjustments       Adjustments      Combined
                                                 --------    ----------   -----------       -----------      ---------
ASSETS
Current Assets:
   Cash and cash equivalents                     $   27.2    $    143.7   $    (143.7)(3)   $        --      $    27.2
   Accounts and notes receivable, net               522.8         163.7          (2.3)(2)            --          684.2
   Inventories, net                                 908.8         164.3           2.9 (4)            --        1,076.0
   Other current assets                             213.9            --            --                --          213.9
                                                 --------    ----------   -----------       -----------      ---------

     Total current assets                         1,672.7         471.7        (143.1)               --        2,001.3

Property, plant and equipment, net                  396.4         167.4          (0.5)(5)            --          563.3
Investment in affiliates                             92.2           1.6            --                --           93.8
Other assets                                        136.8           7.0          (1.9)(3)          20.8 (11)     162.7
Intangible assets, net                              410.8         190.8         265.8 (6)(9)         --          867.4
                                                 --------    ----------   -----------       -----------      ---------
     Total assets                                $2,708.9    $    838.5   $     120.3       $      20.8      $ 3,688.5
                                                 ========    ==========   ===========       ===========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Accounts payable                              $  332.5     $    99.0     $    (2.3)(2)   $        --      $   429.2
   Accrued expenses                                 450.3          90.7            --                --          541.0
   Other current liabilities                         39.4         234.0        (175.2)(3)(7)         --           98.2
                                                 --------    ----------   -----------       -----------      ---------
     Total current liabilities                      822.2         423.7        (177.5)               --        1,068.4

Long-term debt                                      786.9           2.6         692.9 (10)         21.4 (11)   1,503.8
Pensions and postretirement health                  154.5          17.1            --                --          171.6
care benefits
Other noncurrent liabilities                         98.7           1.7          (1.7)(3)            --           98.7
                                                 --------    ----------   -----------       -----------      ---------
     Total liabilities                            1,862.3         445.1         513.7              21.4        2,842.5

Stockholders' Equity:
   Common stock                                       0.8          50.9         (50.9)(8)            --            0.8
   Additional paid-in capital                       590.1          31.5         (31.5)(8)            --          590.1
   Retained earnings                                605.2         411.5        (411.5)(8)          (0.6)(12)     604.6
   Unearned compensation                             (0.5)           --            --                --           (0.5)
   Accumulated other comprehensive loss            (349.0)       (100.5)        100.5 (8)            --         (349.0)
                                                 --------    ----------   -----------       -----------      ---------
     Total stockholders' equity                     846.6         393.4        (393.4)             (0.6)         846.0
                                                 --------    ----------   -----------       -----------      ---------
     Total liabilities and stockholders' equity  $2,708.9    $    838.5   $     120.3       $      20.8      $ 3,688.5
                                                 ========    ==========   ===========       ===========      =========

            See Notes to Unaudited Pro Forma Combined Balance Sheet.

               NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

(1) Represents the combined balance sheet of Valtra as of September 30, 2003. Certain accounts have been reclassified to conform to our presentation.
(2) To eliminate receivables and payables outstanding as of September 30, 2003 related to sales and purchases made between AGCO and Valtra.
(3) To eliminate cash and cash equivalents as well as certain interest bearing assets and liabilities that will not be acquired or assumed by AGCO per the terms of the purchase agreement with Kone Corporation.
(4)      To adjust Valtra inventories to their estimated fair value.
(5) To adjust certain property, plant and equipment to estimated fair values based on preliminary valuations and studies performed to date.
(6) To adjust certain identifiable intangible assets to preliminary estimated values based upon independent appraisal valuations performed to date. (See Note 9 of Unaudited Pro Forma Combined Statements of Operations)
(7)      To eliminate deferred tax assets that will not be transferred to AGCO.
(8)      To reflect the elimination of Valtra's historical stockholders' equity.
(9) To reflect goodwill from the preliminary purchase price allocation of the net assets acquired related to the acquisition as follows (in millions):

                  Purchase price ((EURO) 600.0 million at(euro)1.1669/US$1.0 as of September 30, 2003)   *$ 690.0
                  Estimated transaction fees and expenses                                                     5.5
                                                                                                        ---------
                           Total purchase price                                                             695.5
                  Actual book value of Valtra net assets as of September 30, 2003                          (393.4)
                  Increase in inventories to estimated fair value                                            (2.9)
                  Decrease in property, plant and equipment to estimated fair value                           0.5
                  Increase in identifiable intangible assets to estimated fair value                         (6.0)
                  Net liabilities not assumed                                                               (33.9)
                                                                                                        ---------
                  Estimated fair value of net assets acquired                                              (435.7)
                                                                                                        ---------
                  Estimated goodwill                                                                      $ 259.8
                                                                                                        =========

         (*) As of January 5, 2004 the exchange rate was (euro) 1.2585/ US$1.0 resulting in a purchase price of approximately $755.1 million. The purchase price was Euro 600.0 million, net of approximately Euro 22.0 million of cash acquired.

(10) To reflect the net change in long-term debt associated with the following (in millions):

                  Issuance of 1 3/4% Convertible Senior Subordinated Notes                              $   201.3
                  Borrowing under bridge loan financing                                                     100.0
                  Borrowing under new revolving credit facility and term loan facility                      692.5
                  Repayment of old revolving credit facility                                               (276.9)
                  Valtra long-term debt not assumed                                                          (2.6)
                  Deferred fees in connection with the purchase and offering                                (21.4)
                                                                                                        ---------
                                                                                                        $   692.9
                                                                                                        =========

(11)     To reflect the following (in millions):

                  Deferred fees and expenses paid in connection with the Issuance of 1 3/4%
                      Convertible Senior Subordinated Notes                                             $     7.3
                  Deferred debt issuance fees and expenses in connection with bridge loan
                      financing                                                                               1.0
                  Deferred debt issuance fees and expenses in connection with the new revolving
                      credit facility and term loan facility                                                 13.1
                                                                                                        ---------
                      Deferred fees associated with the purchase and offering                                21.4

                  Write-off of unamortized debt issuance costs associated with the existing
                      revolving credit facility                                                              (0.6)
                                                                                                        ---------
                                                                                                        $    20.8
                                                                                                        =========

(12) To reduce retained earnings for the after-tax effect of a $0.6 million writedown of unamortized debt issuance costs associated with the refinancing of the existing revolving credit facility.


                                       P-8